Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned, Michael J. Catelani, Chief Operating Officer and Chief Financial Officer of Anixa Biosciences, Inc. (the “Company”), hereby certifies that:

1.

The Company's Form 10-K Annual Report for the fiscal year ended October 31, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2019	/s/ Michael J. Catelani
Michael J. Catelani
Chief Operating Officer and Chief Financial Officer